UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2004

First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1997, providing for the issuance of Mortgage Pass-Through Certificates, Series 1997-C2)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-7854 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
One First Union Center, Charlotte, North Carolina (Address of principal executive offices)	28228-0600 (Zip Code)

Registrant's telephone number, including area code 704-374-6828

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K/A relates to the monthly distribution reported to the holders of First Union Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2, which was made on April 19, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on April 19, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRT UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

Date: April 28, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
ABN AMRO Acct: 720129.2
WAC:
8.351166%
Andy Streepy (800) 246-5761
WAMM:
83
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Number Of Pages
Table Of Contents
1
REMIC Certificate Report
4
Other Related Information
4
Asset Backed Facts Sheets
1
Delinquency Loan Detail
2
Mortgage Loan Characteristics
2
Loan Level Listing
15
Total Pages Included In This Package
29
Specially Serviced Loan Detail
Appendix A
Modified Loan Detail
Appendix B
Realized Loss Detail
Appendix C
Interest Adjustment Summary
Appendix D
Information is available for this issue from the following sources
LaSalle Web Site
www.etrustee.net
Servicer Web Site
www.firstunion.com
Monthly Data File Name:
FUCM97C2_200404_3.ZIP

04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
WAC:
8.351166%
135 S. LaSalle Street Suite 1625
Remic III
WAMM:
83
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
A-1
220,000,000.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6.47900000%
33736LAP0
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
Fixed
A-2
384,000,000.00
55,353,374.14
9,859,319.83
0.00
0.00
45,494,054.31
304,443.56
0.00
6.60000000%
33736LAQ8
1000.000000000
144.149411823
25.675312057
0.000000000
0.000000000
118.474099766
0.792821771
0.000000000
Fixed
A-3
982,521,000.00
982,521,000.00
0.00
0.00
0.00
982,521,000.00
5,444,803.88
0.00
6.65000000%
33736LAR6
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.541666672
0.000000000
Fixed
IO
2,203,502,325.00 N 1,636,495,288.85
0.00
0.00
0.00
1,625,372,210.73
2,009,212.61
0.00
1.47330405%
33736LAW5
1000.000000000
742.679175004
0.000000000
0.000000000
0.000000000
737.631266502
0.911826862
0.000000000
1.32090637%
B
110,175,000.00
110,175,000.00
0.00
0.00
0.00
110,175,000.00
623,406.88
0.00
6.79000000%
33736LAS4
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.658333379
0.000000000
Fixed
C
110,175,000.00
110,175,000.00
0.00
0.00
0.00
110,175,000.00
644,523.75
0.00
7.02000000%
33736LAT2
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.850000000
0.000000000
Fixed
D
121,194,000.00
121,194,000.00
0.00
0.00
0.00
121,194,000.00
719,084.40
0.00
7.12000000%
33736LAU9
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.933333333
0.000000000
Fixed
E
33,052,000.00
33,052,000.00
0.00
0.00
0.00
33,052,000.00
196,108.53
0.00
7.12000000%
33736LAV7
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.933333232
0.000000000
Fixed
F
66,105,000.00
66,105,000.00
0.00
0.00
0.00
66,105,000.00
413,156.25
0.00
7.50000000%
33736LAX3
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.250000000
0.000000000
7.50000000%
G
49,578,000.00
49,578,000.00
0.00
0.00
0.00
49,578,000.00
309,862.50
0.00
7.50000000%
33736LAY1
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.250000000
0.000000000
7.50000000%
H
16,527,208.00
16,527,208.00
0.00
0.00
0.00
16,527,208.00
103,295.05
0.00
7.50000000%
33736LAZ8
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.250000000
0.000000000
7.50000000%
J
44,070,046.00
44,070,046.00
0.00
0.00
0.00
44,070,046.00
220,350.23
0.00
6.00000000%
33736LBA2
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.000000000
0.000000000
6.00000000%
K
22,035,023.00
22,035,023.00
0.00
0.00
0.00
22,035,023.00
49,366.05
(60,809.07)
6.00000000%
33736LBB0
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
2.240344836
-2.759655390
6.00000000%
L
27,543,779.00
25,709,637.71
0.00
1,263,758.29
0.00
24,445,879.42
0.00
(128,548.19)
6.00000000%
33736LBC8
1000.000000000
933.409962010
0.000000000
45.881804744
0.000000000
887.528157266
0.000000000
-4.667049863
6.00000000%
M
16,526,269.00
0.00
0.00
0.00
0.00
0.00
0.00
0.03
6.00000000%
33736LBE4
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000001815
6.00000000%

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
WAC:
8.351166%
135 S. LaSalle Street Suite 1625
WAMM:
83
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
R-III
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9ABSA909
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
2,203,502,325.00
1,636,495,288.85
9,859,319.83
1,263,758.29
0.00
1,625,372,210.73
11,037,613.69
(189,357.23)
Total P&I Payment
20,896,933.52

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
WAC:
8.351166%
135 S. LaSalle Street Suite 1625
Remic II
WAMM:
83
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
M
220,000,000.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8.23244969%
None
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
8.08160762%
N
384,000,000.00
55,353,374.14
9,859,319.83
0.00
0.00
45,494,054.31
379,744.89
0.00
8.23244969%
None
1000.000000000
144.149411823
25.675312057
0.000000000
0.000000000
118.474099766
0.988918984
0.000000000
8.08160762%
O
982,521,000.00
982,521,000.00
0.00
0.00
0.00
982,521,000.00
6,740,462.25
0.00
8.23244969%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.860374740
0.000000000
8.08160762%
P
110,175,000.00
110,175,000.00
0.00
0.00
0.00
110,175,000.00
755,841.79
0.00
8.23244969%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.860374767
0.000000000
8.08160762%
Q
110,175,000.00
110,175,000.00
0.00
0.00
0.00
110,175,000.00
755,841.79
0.00
8.23244969%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.860374767
0.000000000
8.08160762%
R
121,194,000.00
121,194,000.00
0.00
0.00
0.00
121,194,000.00
831,436.26
0.00
8.23244969%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.860374771
0.000000000
8.08160762%
S
33,052,000.00
33,052,000.00
0.00
0.00
0.00
33,052,000.00
226,749.11
0.00
8.23244969%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.860374864
0.000000000
8.08160762%
T
66,105,000.00
66,105,000.00
0.00
0.00
0.00
66,105,000.00
453,505.07
0.00
8.23244969%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.860374707
0.000000000
8.08160762%
U
49,578,000.00
49,578,000.00
0.00
0.00
0.00
49,578,000.00
340,123.66
0.00
8.23244969%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.860374763
0.000000000
8.08160762%
V
16,527,208.00
16,527,208.00
0.00
0.00
0.00
16,527,208.00
113,382.84
0.00
8.23244969%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.860374723
0.000000000
8.08160762%
W
44,070,046.00
44,070,046.00
0.00
0.00
0.00
44,070,046.00
302,337.03
0.00
8.23244969%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.860374732
0.000000000
8.08160762%
X
22,035,023.00
22,035,023.00
0.00
0.00
0.00
22,035,023.00
138,189.00
(12,979.52)
8.23244969%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.271334502
-0.589040456
8.08160762%
Y
27,543,779.00
25,709,637.71
0.00
1,263,758.29
0.00
24,445,879.42
0.00
(176,377.75)
8.23244969%
None
1000.000000000
933.409962010
0.000000000
45.881804744
0.000000000
887.528157266
0.000000000
-6.403542157
8.08160762%
Z
16,526,269.00
0.00
0.00
0.00
0.00
0.00
0.00
0.04
8.23244969%
None
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000002420
8.08160762%
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9ABSA893
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
2,203,502,325.00
1,636,495,288.85
9,859,319.83
1,263,758.29
0.00
1,625,372,210.73
11,037,613.69
(189,357.23)
Total P&I Payment
20,896,933.52

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
WAC:
8.351166%
135 S. LaSalle Street Suite 1625
Remic I
WAMM:
83
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
Regular
2,203,502,325.00
1,636,495,288.85
9,859,319.83
1,263,758.29
0.00
1,625,372,210.73
11,037,613.69
(189,357.23)
8.23244969%
None
1000.000000000
742.679175004
4.474385944
0.573522558
0.000000000
737.631266502
5.009122779
-0.085934663
8.08160762%
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9ABSA892
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
2,203,502,325.00
1,636,495,288.85
9,859,319.83
1,263,758.29
0.00
1,625,372,210.73
11,037,613.69
(189,357.23)
Total P&I Payment
20,896,933.52

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
Accrued
Excess
Beginning
Payment of
Ending
Yield
Certificate
Prepay Interest
Unpaid
Prior Unpaid
Unpaid
Maintenance
Prepayment
Class
Interest
Shortfall
Interest
Interest
Interest
Charges
Premiums
A-1
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
304,443.56
0.00
0.00
0.00
0.00
0.00
0.00
A-3
5,444,803.88
0.00
0.00
0.00
0.00
0.00
0.00
IO
2,009,212.61
0.00
0.00
0.00
0.00
0.00
0.00
B
623,406.88
0.00
0.00
0.00
0.00
0.00
0.00
C
644,523.75
0.00
0.00
0.00
0.00
0.00
0.00
D
719,084.40
0.00
0.00
0.00
0.00
0.00
0.00
E
196,108.53
0.00
0.00
0.00
0.00
0.00
0.00
F
413,156.25
0.00
0.00
0.00
0.00
0.00
0.00
G
309,862.50
0.00
0.00
0.00
0.00
0.00
0.00
H
103,295.05
0.00
0.00
0.00
0.00
0.00
0.00
J
220,350.23
0.00
0.00
0.00
0.00
0.00
0.00
K
110,175.12
0.00
213,033.12
0.00
273,842.19
0.00
0.00
L
128,548.19
0.00
2,041,303.82
0.00
2,169,852.01
0.00
0.00
M
0.00
0.00
1,559,088.04
0.03
1,559,088.01
0.00
0.00
Total:
11,226,970.95
0.00
3,813,424.98
0.03
4,002,782.21
0.00
0.00
Advances
Principal
Interest
Principal
Interest
Principal
Interest
Principal
Interest
Servicer
3,245,857.29
10,383,368.32
338,352.42
1,595,480.47
182,483.06
911,051.84
3,401,726.65
11,067,796.96
Trustee:
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Fiscal Agent:
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
3,245,857.29
10,383,368.32
338,352.42
1,595,480.47
182,483.06
911,051.84
3,401,726.65
11,067,796.96

04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.
Prior Outstanding
Current Period
Recovered
Outstanding

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
Servicing Compensation
Current Period Primary Master Servicing Fees Paid:
54,549.84
Current Period Sub Servicer Fees Paid:
90,301.60
Current Period Additional Servicing Fees Paid:
13,637.46
Current Period Additional Master Servicing Compensation Paid:
0.00
Current Period Special Servicing Fees Paid:
25,297.31
Current Period Principal Recovery Fees Paid to Special Servicer:
689.00
Total Servicing Fees:
184,475.21
General Pool Information
Available Distribution Amount for current Distribution Date:
20,896,933.52
Number of Outstanding Mortgage Loans in Pool:
340
Aggregate Stated Principal Balance before current Distribution Date:
1,636,495,288.85
Aggregate Stated Principal Balance after current Distribution Date:
1,625,372,210.73
Percentage of Remaining Cut-off Date Principal Balance:
73.76%
Current Principal Distribution Amount:
9,859,319.83
Prepayments in Full
5,585,180.04
Other Principal Adjustments / Curtailments
-0.03
Liquidation Proceeds
1,749,305.31
Insurance Proceeds
0.00
REO Proceeds
0.00
Repurchase Proceeds
0.00
Substitution Proceeds
0.00
Current Realized Losses of Principal allocated to Certificates:
1,263,758.29
Cumulative Realized Losses of Principal allocated to Certificates:
19,624,168.58
Realized Losses of Principal remaining unallocated:
0.00
Current Additional Trust Fund Expenses:
2,587.31
Cumulative Additional Trust Fund Expenses:
787,319.92
Additional Trust Fund Expenses remaining unallocated:
0.00

04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
REO Property Information
Scheduled Ending
Actual Ending
Date of
Amount of
Amount of
Realized
Loan Number
Date of REO
Principal Balance Principal Balance
Final Recovery
Proceeds
Expenses
Loss
1.
239
7/12/2002
-
-
10/1/2003
1,397,559.62
1,289,780
2,477,964.15
2.
308
9/16/2002
-
-
8/1/2003
1,989,994.64
557,629
551,707.62
3.
198
12/3/2002
-
-
8/1/2003
1,906,497.03
543,821
2,048,775.79
4.
257
12/3/2002
2,469,306
2,460,267
N/A
N/A
982,438
N/A
5.
23
11/4/2003
16,500,837
16,396,657
N/A
N/A
3,512,738
N/A
6.
34
12/1/2003
12,637,076
12,577,675
N/A
N/A
1,919,249
N/A
Delinquent Loans (One Month or More)
Type of
Environmental
Loan Number
Delinquency
Notice Sent
Assessment
Description of Status
1.
47
30 days
NA
NA
Collections in Process
2.
50
30 days
NA
NA
Collections in Process
3.
108
60 days
NA
NA
Collections in Process
4.
204
60 days
NA
NA
Collections in Process
5.
337
90 + days
NA
NA
Transferred to special servicer 12/11/03.
6.
34
90 + days
NA
NA
Transferred to special servicer 7/25/01.
7.
56
90 + days
NA
NA
Transferred to special servicer 4/18/00.
8.
101
90 + days
NA
NA
Transferred to special servicer 4/29/03.
9.
148
90 + days
NA
NA
Transferred to special servicer 11/20/03.
10.
249
90 + days
NA
NA
Transferred to special servicer 9/19/02.
11.
257
90 + days
NA
NA
Transferred to special servicer 10/16/01.
12.
23
90 + days
NA
NA
Transferred to special servicer 8/1/02.
13.
255
90 + days
NA
NA
Transferred to special servicer 11/20/03.

04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
Liquidation Loans
Nature of
Liquidation
Realized
Basis for
Loan Number
Liquidation Event
Proceeds
Loss
Final Recovery
1.
211
2,047,939.01
1,156,716.09
2.
247
1,513,102.93
1,092,508.85
3.
42
5,486,728.28
5,036,423.81
4.
198
1,906,497.03
2,048,775.79
5.
308
1,976,118.50
565,583.76
6.
39
6,000,000.00
5,983,458.18
7.
239
1,397,559.62
2,477,964.15
8.
217
2,051,497.01
1,263,758.29

04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.
Realized Loss
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Realized Loss
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Realized Loss
Realized Loss
Realized Loss
Realized Loss
Realized Loss
Realized Loss

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Distribution
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure/Bankruptcy
REO
Modifications
Prepayments
Curr Weighted Avg.
Date
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Coupon
Remit
04/19/04
2
19,021,801
2
8,399,665
6
22,727,689
0
0
3
31,434,599
0
0
3
5,585,180
8.3512%
8.2324%
0.58%
1.162%
0.58%
0.513%
1.74%
1.389%
0.00%
0.000%
0.87%
1.921%
0.00%
0.000%
0.87%
0.341%
03/18/04
3
24,474,912
0
0
6
22,799,220
1
3,017,372
3
31,475,973
0
0
3
9,139,316
8.0522%
7.9330%
0.86%
1.482%
0.00%
0.000%
1.72%
1.380%
0.29%
0.183%
0.86%
1.905%
0.00%
0.000%
0.86%
0.553%
02/18/04
2
19,041,921
0
0
7
26,221,530
1
3,023,148
3
31,526,076
0
0
2
6,736,253
8.3499%
8.2306%
0.57%
1.146%
0.00%
0.000%
2.00%
1.578%
0.29%
0.182%
0.86%
1.898%
0.00%
0.000%
0.57%
0.406%
01/20/04
1
2,504,948
0
0
7
26,295,013
1
3,027,379
3
31,566,794
0
0
1
2,120,919
8.3496%
8.2303%
0.28%
0.150%
0.00%
0.000%
1.99%
1.579%
0.28%
0.182%
0.85%
1.895%
0.00%
0.000%
0.28%
0.127%
12/18/03
1
6,708,424
3
8,159,983
5
30,845,071
1
3,031,578
2
18,970,144
0
0
4
21,092,504
8.2054%
8.0863%
0.28%
0.397%
0.85%
0.483%
1.41%
1.826%
0.28%
0.179%
0.56%
1.123%
0.00%
0.000%
1.13%
1.248%
11/18/03
2
6,496,621
1
3,356,764
5
30,596,854
1
16,528,397
1
2,471,814
0
0
2
5,647,062
8.3551%
8.2360%
0.56%
0.383%
0.28%
0.198%
1.40%
1.801%
0.28%
0.973%
0.28%
0.146%
0.00%
0.000%
0.56%
0.332%
10/20/03
1
3,359,685
0
0
5
30,668,259
1
16,551,792
1
2,473,731
0
0
3
7,819,799
8.2081%
8.0891%
0.28%
0.195%
0.00%
0.000%
1.38%
1.780%
0.28%
0.961%
0.28%
0.144%
0.00%
0.000%
0.83%
0.454%
09/18/03
0
0
1
3,045,479
5
38,844,114
1
16,578,985
2
5,061,951
0
0
0
0
8.3566%
8.2376%
0.00%
0.000%
0.28%
0.177%
1.38%
2.252%
0.28%
0.961%
0.55%
0.293%
0.00%
0.000%
0.00%
0.000%
08/18/03
1
3,049,538
0
0
5
38,928,577
1
16,602,004
2
5,067,469
0
0
4
17,842,228
8.3579%
8.2391%
0.27%
0.174%
0.00%
0.000%
1.36%
2.223%
0.27%
0.948%
0.54%
0.289%
0.00%
0.000%
1.09%
1.019%
07/18/03
0
0
1
3,891,637
5
39,012,457
1
16,624,852
4
10,468,473
0
0
1
4,294,105
8.2123%
8.0935%
0.00%
0.000%
0.27%
0.221%
1.36%
2.219%
0.27%
0.946%
1.08%
0.596%
0.00%
0.000%
0.27%
0.244%
06/18/03
1
3,895,348
0
0
5
39,098,742
1
16,651,520
4
10,480,430
0
0
1
6,636,599
8.3590%
8.2404%
0.27%
0.220%
0.00%
0.000%
1.35%
2.213%
0.27%
0.942%
1.08%
0.593%
0.00%
0.000%
0.27%
0.376%
05/19/03
1
3,899,031
2
8,320,015
3
30,861,432
1
16,674,001
4
10,491,107
0
0
1
4,215,683
8.2134%
8.0948%
0.27%
0.220%
0.54%
0.469%
0.81%
1.740%
0.27%
0.940%
1.08%
0.591%
0.00%
0.000%
0.27%
0.238%
04/18/03
3
12,234,350
1
11,243,248
2
19,691,663
1
16,700,315
4
10,502,900
0
0
6
12,106,702
8.3615%
8.2430%
0.80%
0.684%
0.27%
0.629%
0.53%
1.101%
0.27%
0.934%
1.06%
0.587%
0.00%
0.000%
1.59%
0.677%
03/18/03
2
15,167,073
0
0
2
19,744,754
1
16,722,433
4
10,513,410
0
0
2
7,024,703
7.9237%
7.8053%
0.53%
0.843%
0.00%
0.000%
0.53%
1.097%
0.26%
0.930%
1.06%
0.585%
0.00%
0.000%
0.53%
0.391%
02/18/03
0
0
0
0
2
19,797,478
1
16,756,431
4
10,527,437
0
0
0
0
8.3632%
8.2447%
0.00%
0.000%
0.00%
0.000%
0.53%
1.100%
0.26%
0.930%
1.06%
0.585%
0.00%
0.000%
0.00%
0.000%
01/21/03
1
3,080,840
0
0
4
25,764,585
1
16,788,132
2
4,613,022
0
0
2
6,708,990
8.3656%
8.2472%
0.26%
0.170%
0.00%
0.000%
1.05%
1.424%
0.26%
0.927%
0.52%
0.255%
0.00%
0.000%
0.52%
0.371%

04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Delinquent Loan Detail
Paid
Outstanding
Out. Property
Special
Disclosure Doc
Thru
Current P&I
P&I
Protection
Advance
Servicer
Foreclosure
Bankruptcy
REO
Control #
Date
Advance
Advances**
Advances
Description (1)
Transfer Date
Date
Date
Date
29
03/01/04
124,768.33
124,768.33
0.00
B
66
03/01/04
73,254.72
73,254.72
0.00
B
34
06/01/02
99,056.49
2,178,995.81
0.00
9
12/02/03
12/01/03
337
09/01/03
12,615.67
75,689.78
0.00
3
12/10/03
148
09/01/03
38,197.33
267,365.64
0.00
3
11/20/03
14
03/01/04
182,404.50
182,404.50
0.00
B
223
03/01/04
23,460.14
23,460.14
0.00
B
257
09/01/01
19,604.74
607,671.15
0.00
9
12/03/02
12/03/02
23
12/01/01
145,200.17
4,064,427.22
0.00
9
11/04/03
11/04/03
37
03/01/04
96,061.96
96,061.96
0.00
B
54
03/01/04
33,848.84
33,848.84
0.00
B
307
03/01/04
16,749.12
16,749.12
0.00
B
255
09/01/03
21,769.95
152,380.75
0.00
3
11/20/03
3
03/01/04
247,047.93
247,047.93
0.00
B
17
03/01/04
137,755.30
137,755.30
0.00
B
246
03/01/04
23,847.48
23,847.48
0.00
B
120
03/01/04
43,449.39
43,449.39
0.00
B
101
02/01/03
52,748.13
738,353.02
0.00
3
04/25/03
53
03/01/04
44,052.61
44,052.61
0.00
B
249
02/01/03
20,798.71
291,166.51
0.00
3
09/19/02
315
03/01/04
15,568.77
15,568.77
0.00
B
108
01/01/04
42,779.48
128,336.91
0.00
4
02/13/04
204
01/01/04
30,428.37
60,855.99
0.00
2
02/05/04
47
02/01/04
85,964.04
171,927.70
0.00
1
02/17/04
50
02/01/04
83,292.51
166,584.67
0.00
1
02/17/04
283
03/01/04
18,814.25
18,814.25
0.00
B
56
01/01/00
87,507.87
4,371,899.03
0.00
3
04/18/00
286
03/01/04
15,774.80
15,774.80
0.00
B
A. P&I Advance - Loan in Grace Period
2. P&I Advance - Loan delinquent 2 months
7. P&I Advance - Loan in Foreclosure
B. P&I Advance - Late Payment but < one month delinq
3. P&I Advance - Loan delinquent 3 months or More
8. P&I Advance - Loan in Bankruptcy
1. P&I Advance - Loan delinquent 1 month
4. Matured Balloon/Assumed Scheduled Payment
9. P&I Advance - REO Loan
** Outstanding P&I Advances include the current period P&I Advance

04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Delinquent Loan Detail
Paid
Outstanding
Out. Property
Special
Disclosure Doc
Thru
Current P&I
P&I
Protection
Advance
Servicer
Foreclosure
Bankruptcy
REO
Control #
Date
Advance
Advances**
Advances
Description (1)
Transfer Date
Date
Date
Date
33
03/01/04
97,011.29
97,011.29
0.00
B
1,933,832.89
14,469,523.61
0.00
A. P&I Advance - Loan in Grace Period
2. P&I Advance - Loan delinquent 2 months
7. P&I Advance - Loan in Foreclosure
B. P&I Advance - Late Payment but < one month delinq
3. P&I Advance - Loan delinquent 3 months or More
8. P&I Advance - Loan in Bankruptcy
1. P&I Advance - Loan delinquent 1 month
4. Matured Balloon/Assumed Scheduled Payment
9. P&I Advance - REO Loan
** Outstanding P&I Advances include the current period P&I Advance

04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Pool Total
Chicago, IL 60603-4159
Distribution of Principal Balances
Distribution of Property Types
Geographic Distribution
Current Scheduled
Number
Scheduled
Based on
Number
Scheduled
Based on
Number
Scheduled
Based on
Balances
of Loans
Balance
Balance
Property Types
of Loans
Balance
Balance
Geographic Location
of Loans
Balance
Balance
$0
to
$1,000,000
25
20,888,540
1.29%
Retail
155
641,922,801
39.49%
Florida
46
263,734,305
16.23%
$1,000,000
to
$2,000,000
94
141,981,891
8.74%
Multifamily
95
458,739,375
28.22%
New York
19
187,143,261
11.51%
$2,000,000
to
$3,000,000
60
143,946,938
8.86%
Office
31
228,146,924
14.04%
California
28
143,341,073
8.82%
$3,000,000
to
$4,000,000
34
119,619,098
7.36%
Lodging
26
154,200,858
9.49%
Texas
33
115,905,141
7.13%
$4,000,000
to
$6,000,000
55
260,385,237
16.02%
Health Care
12
67,525,821
4.15%
Georgia
27
75,749,501
4.66%
$6,000,000
to
$8,000,000
28
190,039,402
11.69%
Industrial
11
49,558,489
3.05%
Virginia
17
74,475,323
4.58%
$8,000,000
to
$10,000,000
10
91,557,811
5.63%
Other
5
13,019,289
0.80%
Pennsylvania
15
70,792,177
4.36%
$10,000,000
to
$12,000,000
3
34,808,348
2.14%
Mixed Use
2
6,001,913
0.37%
New Jersey
11
59,121,873
3.64%
$12,000,000
to
$14,000,000
5
65,299,806
4.02%
Mobile Home
2
4,330,301
0.27%
Missouri
5
57,351,892
3.53%
$14,000,000
to
$16,000,000
5
76,112,291
4.68%
Self Storage
1
1,926,439
0.12%
Massachusetts
7
53,447,445
3.29%
$16,000,000
to
$18,000,000
5
84,767,054
5.22%
Michigan
8
42,400,436
2.61%
$18,000,000
to
$20,000,000
4
74,713,748
4.60%
Ohio
16
41,288,072
2.54%
$20,000,000
to
$22,000,000
3
64,270,662
3.95%
Total
340
1,625,372,210
100.00%
North Carolina
12
39,013,700
2.40%
$22,000,000
to
$24,000,000
1
23,144,379
1.42%
Maryland
9
38,970,446
2.40%
$24,000,000
to
$28,000,000
5
133,991,529
8.24%
Distribution of Mortgage Interest Rates
Connecticut
7
36,309,261
2.23%
$28,000,000
to
$32,000,000
1
30,940,927
1.90%
Current Mortgage
Number
Scheduled
Based on
Illinois
4
34,352,318
2.11%
$32,000,000
to
$34,000,000
1
32,616,250
2.01%
Interest Rate
of Loans
Balance
Balance
Arizona
12
29,472,824
1.81%
$34,000,000
to
$38,000,000
1
36,288,300
2.23%
7.000% or less
0
0
0.00%
Utah
2
28,887,532
1.78%
$38,000,000
to
$44,000,000
0
0
0.00%
7.000% to 7.500%
23
213,631,509
13.14%
Tennessee
5
28,825,977
1.77%
$44,000,000
&
Above
0
0
0.00%
7.500% to 8.000%
91
465,420,114
28.63%
Alabama
6
23,483,406
1.44%
Total
340
1,625,372,210
100.00%
8.000% to 8.500%
116
518,972,323
31.93%
Nevada
2
21,732,334
1.34%
Average Scheduled Balance is
4,724,919
8.500% to 9.000%
69
294,901,068
18.14%
South Carolina
6
20,934,239
1.29%
Maximum Scheduled Balance is
36,288,300
9.000% to 9.500%
32
94,334,765
5.80%
Kansas
7
19,836,223
1.22%
Minimum Scheduled Balance is
543,484
9.500% to 10.000%
3
6,629,116
0.41%
Wisconsin
4
19,759,218
1.22%
10.000% to 10.500%
6
31,483,315
1.94%
Louisiana
1
18,786,507
1.16%
10.500% to 11.000%
0
0
0.00%
Indiana
7
17,230,540
1.06%
11.000% to 11.500%
0
0
0.00%
Minnesota
5
15,426,576
0.95%
11.500% to 12.000%
0
0
0.00%
Colorado
3
11,977,915
0.74%
12.000% to 12.500%
0
0
0.00%
Oklahoma
2
7,022,739
0.43%
12.500% to 13.000%
0
0
0.00%
Washington
3
5,507,118
0.34%
13.000% to 13.500%
0
0
0.00%
Other
11
23,092,839
1.42%
13.500% &
Above
0
0
0.00%
Total
340
1,625,372,210
100.00%
Total
340
1,625,372,210
100.00%
W/Avg Mortgage Interest Rate is
8.3512%
Minimum Mortgage Interest Rate is
7.0650%
Maximum Mortgage Interest Rate is
10.5000%
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Pool Total
Chicago, IL 60603-4159
Loan Seasoning
Distribution of Remaining Term
Distribution of DSCR
Number
Scheduled
Based on
Fully Amortizing
Debt Service
Number
Scheduled
Based on
Number of Years
of Loans
Balance
Balance
Fully Amortizing
Number
Scheduled
Based on
Coverage Ratio (1)
of Loans
Balance
Balance
1 year or less
0
0
0.00%
Mortgage Loans
of Loans
Balance
Balance
0.500 or less
1
2,121,178
0.13%
1+ to 2 years
0
0
0.00%
60 months or less
5
11,847,766
0.73%
0.500 to 0.625
0
0
0.00%
2+ to 3 years
0
0
0.00%
61 to 120 months
3
10,811,084
0.67%
0.625 to 0.750
1
660,927
0.04%
3+ to 4 years
0
0
0.00%
121 to 180 months
53
107,962,725
6.64%
0.750 to 0.875
1
1,077,529
0.07%
4+ to 5 years
0
0
0.00%
181 to 240 months
13
82,985,791
5.11%
0.875 to 1.000
1
2,553,951
0.16%
5+ to 6 years
0
0
0.00%
241 to 360 months
8
38,563,073
2.37%
1.000 to 1.125
10
40,493,370
2.49%
6+ to 7 years
316
1,583,590,876
97.43%
Total
82
252,170,439
15.51%
1.125 to 1.250
3
8,754,631
0.54%
7+ to 8 years
24
41,781,335
2.57%
Weighted Average Months to Maturity is
188
1.250 to 1.375
6
14,447,597
0.89%
8+ to 9 years
0
0
0.00%
1.375 to 1.500
9
25,196,176
1.55%
9+ to 10 years
0
0
0.00%
1.500 to 1.625
7
35,222,284
2.17%
10 years or more
0
0
0.00%
1.625 to 1.750
6
14,131,373
0.87%
Total
340
1,625,372,210
100.00%
1.750 to 1.875
5
16,620,411
1.02%
Weighted Average Seasoning is
6.6
1.875 to 2.000
3
6,496,300
0.40%
2.000 to 2.125
1
1,976,468
0.12%
2.125 & above
4
6,406,911
0.39%
Unknown
282
1,449,213,104
89.16%
Total
340
1,625,372,210
100.00%
Weighted Average Debt Service Coverage Ratio is
1.443
Distribution of Amortization Type
Number
Scheduled
Based on
Distribution of Remaining Term
Amortization Type
of Loans
Balance
Balance
Balloon Loans
NOI Aging
Fully Amortizing
68
228,697,790
14.07%
Balloon
Number
Scheduled
Based on
Number
Scheduled
Based on
Amortizing Balloon
249
1,250,496,523
76.94%
Mortgage Loans
of Loans
Balance
Balance
NOI Date
of Loans
Balance
Balance
Interest Only / Amortizing / Balloon
5
64,305,248
3.96%
12 months or less
12
52,954,921
3.26%
1 year or less
0
0
0.00%
Other
18
81,872,649
5.04%
13 to 24 months
0
0
0.00%
1 to 2 years
58
176,159,107
10.84%
25 to 36 months
6
16,820,385
1.03%
2 Years or More
0
0
0.00%
37 to 48 months
195
891,344,443
54.84%
Unknown
282
1,449,213,104
89.16%
49 to 60 months
0
0
0.00%
Total
340
1,625,372,210
100.00%
61 to 120 months
25
296,746,108
18.26%
121 to 180 months
13
53,836,231
3.31%
181 to 240 months
7
61,499,684
3.78%
Total
340
1,625,372,210
100.00%
Total
258
1,373,201,772
84.49%
Weighted Average Months to Maturity is
64
(1) Debt Service Coverage Ratios are calculated as described in the prospectus, values are updated periodically as new NOI figures became available from borrowers on an asset level.
Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrower for this calculation.
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
1
FUCM97C2
Industrial
7/1/2007
1.630
12/31/2000
NY
-
0.000%
-
0
8/1/2002
5
2
FUCM97C2
Retail
11/1/2012
NY
36,288,300
7.470%
277,924
0
3
FUCM97C2
Retail
11/1/2007
VA
32,616,250
7.625%
249,497
0
B
4
FUCM97C2
Multifamily
9/1/2012
NY
30,940,927
7.430%
232,633
0
5
FUCM97C2
Office
10/1/2022
UT
26,469,905
7.185%
215,846
0
6
FUCM97C2
Multifamily
5/1/2007
1.070
12/31/2002
MA
27,570,040
8.550%
225,558
0
7
FUCM97C2
Lodging
11/1/2012
MO
26,190,748
7.960%
223,059
0
8
FUCM97C2
Multifamily
5/1/2007
MI
26,939,832
8.250%
217,867
0
9
FUCM97C2
Retail
7/1/2012
IL
26,821,003
8.120%
214,109
0
10
FUCM97C2
Retail
10/1/2002
1.410
12/31/2001
TX
-
0.000%
-
0
10/1/2002
5
11
FUCM97C2
Office
6/1/2017
FL
23,144,379
8.410%
193,207
0
12
FUCM97C2
Health Care
9/1/2022
FL
21,939,100
8.631%
182,103
0
13
FUCM97C2
Retail
10/1/2012
CA
21,572,559
7.750%
164,775
0
14
FUCM97C2
Office
6/1/2022
NY
20,759,004
8.420%
183,964
0
B
15
FUCM97C2
Office
8/1/2007
1.580
12/31/2002
FL
19,188,970
7.910%
163,703
0
16
FUCM97C2
Office
8/1/2012
CT
16,233,821
7.065%
166,829
0
17
FUCM97C2
Multifamily
11/1/2007
FL
18,694,151
7.450%
139,159
0
B
18
FUCM97C2
Multifamily
9/1/2007
LA
18,786,507
7.940%
145,917
0
19
FUCM97C2
Retail
6/1/2007
PA
18,044,121
8.930%
151,922
0
20
FUCM97C2
Office
8/1/2007
NY
17,934,091
7.880%
138,736
0
21
FUCM97C2
Multifamily
7/1/2007
NV
17,624,818
8.290%
141,013
0
22
FUCM97C2
Retail
8/1/2012
MO
16,577,666
8.250%
139,172
0
23
FUCM97C2
Lodging
9/1/2004
FL
16,396,657
8.690%
147,253
0
9
24
FUCM97C2
Multifamily
7/1/2007
1.370
12/31/2000
AZ
-
0.000%
-
0
7/2/2002
5
25
FUCM97C2
Multifamily
7/1/2007
1.450
12/31/2000
AZ
-
0.000%
-
0
7/2/2002
5
26
FUCM97C2
Lodging
11/1/2012
TX
15,311,336
7.920%
130,041
0
27
FUCM97C2
Retail
11/1/2012
NY
15,728,793
7.470%
120,463
0
28
FUCM97C2
Multifamily
10/1/2027
NJ
15,442,344
7.600%
116,502
0
29
FUCM97C2
Office
6/1/2012
NY
15,561,543
8.420%
125,936
0
B
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
30
FUCM97C2
Office
10/1/2017
OH
13,699,743
8.250%
138,887
0
31
FUCM97C2
Multifamily
5/1/2007
MA
14,068,274
8.550%
115,097
0
32
FUCM97C2
Multifamily
9/1/2022
FL
13,780,316
8.050%
109,113
0
33
FUCM97C2
Multifamily
11/1/2027
PA
12,978,200
7.510%
97,986
0
B
34
FUCM97C2
Retail
9/1/2007
FL
12,577,675
8.100%
100,001
0
9
35
FUCM97C2
Retail
10/1/2007
PA
12,263,870
7.620%
92,676
0
36
FUCM97C2
Multifamily
7/1/2007
TX
11,814,215
8.375%
95,161
0
37
FUCM97C2
Retail
9/1/2007
TX
11,855,377
8.650%
97,446
0
B
39
FUCM97C2
Lodging
11/1/2007
0.480
12/31/2002
TX
-
0.000%
-
0
10/1/2003
10
40
FUCM97C2
Office
7/1/2004
1.940
12/31/2000
CA
-
0.000%
-
0
2/1/2002
5
41
FUCM97C2
Health Care
8/1/2007
CA
11,138,756
8.410%
89,904
0
42
FUCM97C2
Retail
2/1/2019
1.090
12/31/2000
TX
-
0.000%
-
0
11/1/2002
10
43
FUCM97C2
Retail
10/1/2012
CA
9,883,214
8.000%
77,045
0
44
FUCM97C2
Retail
6/1/2007
NY
9,580,028
8.691%
80,597
0
45
FUCM97C2
Multifamily
9/1/2007
CA
9,313,297
7.360%
68,965
0
46
FUCM97C2
Office
8/1/2007
FL
9,426,835
8.250%
75,127
0
47
FUCM97C2
Retail
7/1/2019
GA
9,661,018
10.125%
86,689
0
1
48
FUCM97C2
Lodging
5/1/2007
WI
8,849,209
9.400%
84,942
0
49
FUCM97C2
Retail
10/1/2007
FL
-
0.000%
-
0
7/1/1999
5
50
FUCM97C2
Retail
7/1/2019
GA
9,360,783
10.125%
83,995
0
1
51
FUCM97C2
Retail
9/1/2007
FL
8,757,788
8.100%
69,630
0
52
FUCM97C2
Multifamily
8/1/2012
NJ
8,724,942
8.450%
73,441
0
53
FUCM97C2
Health Care
6/1/2007
MD
4,312,447
10.500%
44,377
0
B
54
FUCM97C2
Health Care
6/1/2007
MD
4,030,051
7.603%
34,152
0
B
55
FUCM97C2
Multifamily
8/1/2001
CA
-
0.000%
-
0
6/1/1999
5
56
FUCM97C2
Industrial
11/1/2012
NJ
6,447,503
8.380%
87,995
0
3
57
FUCM97C2
Multifamily
9/1/2004
1.220
12/31/2000
MI
-
0.000%
-
0
8/1/2002
5
59
FUCM97C2
Industrial
9/1/2004
CA
7,937,112
8.090%
68,445
0
60
FUCM97C2
Retail
11/1/2007
VA
7,878,590
7.500%
59,433
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
61
FUCM97C2
Retail
10/1/2012
CA
8,000,697
8.000%
62,370
0
62
FUCM97C2
Retail
10/1/2007
TN
7,917,049
7.980%
62,252
0
63
FUCM97C2
Health Care
10/1/2007
CA
7,597,644
8.070%
65,999
0
64
FUCM97C2
Multifamily
7/1/2007
TX
-
0.000%
-
0
8/1/2003
5
65
FUCM97C2
Retail
7/1/2007
1.770
9/30/2002
NY
7,777,844
8.310%
62,328
0
66
FUCM97C2
Industrial
7/1/2017
SC
6,678,492
9.125%
73,757
0
B
67
FUCM97C2
Retail
9/1/2007
CA
7,559,922
8.375%
60,806
0
68
FUCM97C2
Multifamily
7/1/2007
CO
7,577,531
8.650%
62,366
0
69
FUCM97C2
Multifamily
10/1/2007
TN
7,003,707
7.450%
52,185
0
70
FUCM97C2
Office
7/1/2004
1.240
12/31/2000
CA
-
0.000%
-
0
4/1/2002
5
71
FUCM97C2
Multifamily
6/1/2004
NC
-
0.000%
-
0
12/1/2003
5
72
FUCM97C2
Multifamily
8/1/2007
MD
6,808,776
7.680%
54,111
0
73
FUCM97C2
Retail
11/1/2016
NC
5,879,826
7.313%
59,674
0
74
FUCM97C2
Retail
11/1/2007
AL
6,494,305
7.950%
52,799
0
75
FUCM97C2
Retail
6/1/2007
NJ
6,528,451
8.690%
58,901
0
76
FUCM97C2
Retail
10/1/2007
KS
6,683,639
8.160%
53,338
0
77
FUCM97C2
Multifamily
8/1/2007
GA
6,679,646
7.720%
51,004
0
78
FUCM97C2
Multifamily
8/1/2007
1.400
12/31/2002
AZ
6,663,446
7.938%
51,788
0
79
FUCM97C2
Multifamily
5/1/2004
GA
-
0.000%
-
0
12/1/2003
5
80
FUCM97C2
Retail
7/1/2007
VA
6,577,307
8.630%
54,711
0
81
FUCM97C2
Multifamily
5/1/2004
WA
-
0.000%
-
0
6/1/2003
5
82
FUCM97C2
Lodging
11/1/2012
MO
6,321,905
7.960%
53,842
0
83
FUCM97C2
Multifamily
11/1/2007
TX
6,652,954
7.500%
48,945
0
84
FUCM97C2
Retail
10/1/2007
FL
6,574,006
7.840%
50,585
0
85
FUCM97C2
Retail
9/1/2007
TN
6,459,602
8.000%
52,530
0
86
FUCM97C2
Multifamily
9/1/2007
1.820
12/31/2001
AZ
-
0.000%
-
0
10/1/2002
5
87
FUCM97C2
Multifamily
11/1/2007
MD
6,395,561
7.500%
48,246
0
88
FUCM97C2
Lodging
8/1/2007
FL
6,117,535
8.500%
54,321
0
89
FUCM97C2
Retail
11/1/2007
VA
6,313,083
7.750%
48,179
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
90
FUCM97C2
Lodging
11/1/2012
NY
6,151,650
9.000%
56,226
0
91
FUCM97C2
Multifamily
9/1/2012
GA
6,181,734
7.740%
47,238
0
92
FUCM97C2
Industrial
6/1/2022
TX
6,006,604
9.375%
56,668
0
93
FUCM97C2
Multifamily
8/1/2007
1.510
12/31/1999
CA
-
0.000%
-
0
3/1/2001
5
94
FUCM97C2
Retail
6/1/2007
1.710
12/31/2001
NJ
-
0.000%
-
0
1/1/2003
5
95
FUCM97C2
Retail
6/1/2018
NY
5,414,451
8.188%
53,911
0
96
FUCM97C2
Industrial
7/1/2007
MD
6,053,810
8.550%
49,437
0
97
FUCM97C2
Multifamily
9/1/2012
WI
5,956,194
7.840%
45,888
0
98
FUCM97C2
Office
8/1/2007
FL
5,701,152
8.375%
50,200
0
99
FUCM97C2
Retail
6/1/2012
FL
5,718,148
8.750%
51,795
0
100
FUCM97C2
Health Care
10/1/2012
AZ
-
0.000%
-
0
3/1/2003
5
101
FUCM97C2
Health Care
5/1/2007
MI
5,631,665
9.250%
53,524
0
3
102
FUCM97C2
Retail
5/1/2007
CA
5,772,177
8.875%
50,273
0
103
FUCM97C2
Retail
8/1/2007
GA
5,840,565
8.375%
47,010
0
104
FUCM97C2
Retail
5/1/2017
CA
5,638,530
8.720%
49,201
0
105
FUCM97C2
Retail
10/1/2007
MO
5,703,496
8.160%
45,516
0
106
FUCM97C2
Multifamily
8/1/2007
1.720
12/31/2000
CA
-
0.000%
-
0
8/1/2002
5
107
FUCM97C2
Lodging
10/1/2007
FL
5,336,420
7.970%
45,551
0
108
FUCM97C2
Multifamily
3/1/2004
SC
5,436,108
8.000%
43,188
0
4
109
FUCM97C2
Retail
8/1/2007
TN
5,368,695
8.125%
44,118
0
110
FUCM97C2
Retail
8/1/2007
NJ
5,400,624
8.150%
43,166
0
111
FUCM97C2
Multifamily
8/1/2007
1.880
12/31/1999
CA
-
0.000%
-
0
1/12/2001
5
112
FUCM97C2
Multifamily
8/1/2007
NC
5,196,844
8.300%
45,528
0
113
FUCM97C2
Lodging
7/1/2007
FL
5,038,858
8.900%
46,612
0
114
FUCM97C2
Multifamily
10/1/2007
AL
5,163,822
7.820%
39,669
0
115
FUCM97C2
Retail
8/1/2007
1.410
12/31/2001
IL
-
0.000%
-
0
10/1/2002
5
116
FUCM97C2
Office
6/1/2007
NY
5,228,781
9.010%
44,294
0
117
FUCM97C2
Other
4/1/2009
MN
3,457,778
10.125%
68,549
0
118
FUCM97C2
Lodging
11/1/2007
FL
4,883,391
8.040%
41,821
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
119
FUCM97C2
Retail
8/1/2004
2.070
12/31/2002
OH
-
0.000%
-
0
2/1/2004
120
FUCM97C2
Office
7/1/2007
OK
4,766,851
8.870%
44,007
0
B
122
FUCM97C2
Industrial
11/1/2007
NJ
-
0.000%
-
0
6/14/1999
5
123
FUCM97C2
Retail
7/1/2007
GA
-
0.000%
-
0
4/1/2003
5
124
FUCM97C2
Retail
9/1/2017
TX
4,565,597
7.438%
37,996
0
125
FUCM97C2
Retail
5/1/2004
FL
4,807,553
9.060%
41,458
0
126
FUCM97C2
Industrial
10/1/2007
CA
4,717,721
7.793%
37,365
0
127
FUCM97C2
Lodging
11/1/2007
NY
4,518,657
8.000%
38,591
0
128
FUCM97C2
Lodging
10/1/2007
FL
4,512,102
7.970%
38,515
0
129
FUCM97C2
Mixed Use
9/1/2022
NJ
4,472,724
8.250%
39,423
0
130
FUCM97C2
Lodging
7/1/2020
FL
4,410,562
9.240%
43,769
0
131
FUCM97C2
Multifamily
4/1/2007
CA
4,530,372
8.570%
37,634
0
132
FUCM97C2
Retail
7/1/2007
NY
4,584,450
8.625%
37,658
0
133
FUCM97C2
Lodging
10/1/2007
FL
4,330,824
7.970%
36,967
0
134
FUCM97C2
Multifamily
5/1/2007
TX
4,488,100
8.520%
37,091
0
135
FUCM97C2
Health Care
10/1/2007
TN
-
0.000%
-
0
12/1/2003
5
136
FUCM97C2
Health Care
8/1/2007
MN
4,386,201
8.970%
40,183
0
137
FUCM97C2
Retail
5/1/2007
MA
4,500,129
9.010%
38,656
0
138
FUCM97C2
Retail
6/1/2018
OH
4,029,359
8.188%
40,120
0
139
FUCM97C2
Retail
5/1/2018
PA
4,016,731
8.188%
40,120
0
140
FUCM97C2
Retail
10/1/2007
KS
4,485,104
8.230%
35,618
0
141
FUCM97C2
Multifamily
9/1/2004
MD
-
0.000%
-
0
3/1/2004
142
FUCM97C2
Multifamily
8/1/2007
1.680
12/31/2000
WA
-
0.000%
-
0
6/1/2002
5
143
FUCM97C2
Multifamily
7/1/2007
AZ
4,478,782
8.320%
35,919
0
145
FUCM97C2
Office
6/1/2007
FL
4,281,628
9.150%
40,351
0
146
FUCM97C2
Industrial
5/1/2004
IL
3,932,782
9.150%
43,194
0
147
FUCM97C2
Retail
8/1/2007
CT
4,402,819
7.810%
33,866
0
148
FUCM97C2
Lodging
11/1/2019
1.320
6/30/2002
CT
4,089,093
8.250%
38,505
0
3
149
FUCM97C2
Retail
11/1/2007
NV
4,107,516
7.875%
35,123
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
150
FUCM97C2
Retail
10/1/2007
NC
4,329,790
8.000%
33,753
0
151
FUCM97C2
Multifamily
10/1/2007
1.450
12/31/2002
AZ
4,301,979
7.550%
32,322
0
152
FUCM97C2
Multifamily
5/1/2004
1.220
12/31/2002
WA
-
0.000%
-
0
7/1/2003
5
153
FUCM97C2
Retail
7/1/2017
GA
4,249,339
8.490%
34,953
0
154
FUCM97C2
Retail
7/1/2007
1.630
12/31/2002
CT
4,239,190
8.100%
33,408
0
155
FUCM97C2
Retail
9/1/2007
NC
4,244,678
8.240%
33,775
0
156
FUCM97C2
Multifamily
8/1/2007
MD
4,126,530
7.680%
32,795
0
157
FUCM97C2
Retail
6/1/2018
SC
3,777,523
8.188%
37,613
0
158
FUCM97C2
Multifamily
9/1/2004
1.830
12/31/2002
TX
3,996,176
7.520%
33,128
0
159
FUCM97C2
Multifamily
10/1/2007
1.230
12/31/2002
GA
4,163,457
7.375%
30,828
0
160
FUCM97C2
Multifamily
7/1/2007
1.500
12/31/2002
TX
4,175,502
7.980%
32,591
0
161
FUCM97C2
Multifamily
6/1/2007
CA
4,187,988
8.270%
33,494
0
162
FUCM97C2
Multifamily
10/1/2007
MD
-
0.000%
-
0
5/1/2003
5
163
FUCM97C2
Lodging
11/1/2007
AL
3,995,338
8.150%
34,476
0
164
FUCM97C2
Retail
10/1/2007
NC
3,785,698
7.625%
34,424
0
165
FUCM97C2
Retail
9/1/2007
1.550
12/31/2002
MD
4,099,810
8.180%
32,466
0
166
FUCM97C2
Other
4/1/2009
OH
2,729,387
9.875%
54,353
0
167
FUCM97C2
Retail
11/1/2012
NJ
4,106,013
7.470%
31,447
0
168
FUCM97C2
Retail
10/1/2007
PA
4,025,840
7.625%
30,435
0
169
FUCM97C2
Lodging
4/1/2007
AL
3,910,754
9.050%
36,174
0
170
FUCM97C2
Retail
9/1/2007
1.950
12/31/2002
GA
3,880,926
8.500%
31,525
0
171
FUCM97C2
Retail
6/1/2007
FL
3,856,925
9.220%
33,641
0
172
FUCM97C2
Multifamily
5/1/2007
TX
3,839,006
8.900%
32,695
0
173
FUCM97C2
Multifamily
7/1/2007
NJ
3,833,065
8.150%
30,328
0
174
FUCM97C2
Multifamily
7/1/2007
1.510
12/31/2000
GA
-
0.000%
-
0
11/1/2002
5
175
FUCM97C2
Retail
10/1/2007
OR
3,707,452
8.188%
30,530
0
176
FUCM97C2
Lodging
9/1/2007
IN
3,630,139
8.460%
32,101
0
177
FUCM97C2
Lodging
8/1/2007
GA
-
0.000%
-
0
10/1/2003
5
178
FUCM97C2
Office
5/1/2007
CA
3,750,415
9.241%
32,799
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
180
FUCM97C2
Multifamily
3/1/2004
2.420
12/31/2000
VA
-
0.000%
-
0
10/1/2001
5
181
FUCM97C2
Multifamily
3/1/2004
1.540
12/31/2000
TX
-
0.000%
-
0
4/1/2002
5
182
FUCM97C2
Lodging
10/1/2012
FL
3,541,122
8.375%
31,076
0
183
FUCM97C2
Multifamily
7/1/2007
TX
-
0.000%
-
0
8/1/2003
5
184
FUCM97C2
Office
6/1/2007
FL
3,601,342
8.720%
30,206
0
185
FUCM97C2
Other
1/1/2009
IN
2,398,485
10.125%
48,720
0
186
FUCM97C2
Lodging
10/1/2007
FL
3,429,848
7.970%
29,277
0
187
FUCM97C2
Multifamily
10/1/2022
AR
3,390,877
7.960%
29,228
0
188
FUCM97C2
Retail
7/1/2004
1.400
12/31/2000
TX
-
0.000%
-
0
8/1/2001
5
189
FUCM97C2
Retail
7/1/2004
1.400
12/31/2000
TX
-
0.000%
-
0
8/1/2001
5
190
FUCM97C2
Retail
9/1/2007
1.440
12/31/2000
TX
-
0.000%
-
0
9/1/2001
5
191
FUCM97C2
Multifamily
9/1/2007
WI
3,540,883
7.970%
27,569
0
192
FUCM97C2
Office
10/1/2007
FL
3,525,170
8.500%
28,604
0
193
FUCM97C2
Office
7/1/2007
2.280
12/31/2002
CA
3,483,609
8.720%
29,186
0
194
FUCM97C2
Retail
7/1/2022
1.690
12/31/2002
TX
3,362,301
8.710%
30,319
0
195
FUCM97C2
Multifamily
10/1/2007
1.460
12/31/1999
TX
-
0.000%
-
0
11/27/2000
5
196
FUCM97C2
Other
1/1/2009
IN
2,292,804
10.125%
46,572
0
197
FUCM97C2
Retail
7/1/2007
GA
3,429,756
8.670%
28,272
0
198
FUCM97C2
Retail
5/1/2007
GA
-
0.000%
-
0
8/1/2003
10
199
FUCM97C2
Office
5/1/2004
TX
-
0.000%
-
0
11/1/2003
5
200
FUCM97C2
Health Care
8/1/2017
OH
3,029,766
8.625%
31,527
0
201
FUCM97C2
Multifamily
10/1/2012
OH
-
0.000%
-
0
3/1/2004
202
FUCM97C2
Multifamily
6/1/2022
TX
3,316,520
8.350%
26,692
0
203
FUCM97C2
Multifamily
9/1/2007
PA
3,280,574
7.790%
25,171
0
204
FUCM97C2
Lodging
10/1/2017
NC
2,963,557
8.625%
30,651
0
2
205
FUCM97C2
Retail
4/1/2007
PA
3,277,416
9.000%
28,162
0
206
FUCM97C2
Office
9/1/2007
1.090
12/31/2002
IN
3,202,965
7.820%
24,883
0
207
FUCM97C2
Retail
10/1/2004
RI
3,212,123
8.270%
25,591
0
208
FUCM97C2
Retail
9/1/2007
TX
3,217,902
8.490%
26,119
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
209
FUCM97C2
Health Care
8/1/2007
1.850
12/31/1999
TN
-
0.000%
-
0
3/1/2001
5
210
FUCM97C2
Retail
8/1/2004
MA
-
0.000%
-
0
8/1/2003
5
211
FUCM97C2
Retail
6/1/2007
-0.010
12/31/2000
FL
-
0.000%
-
0
10/19/2001
5
212
FUCM97C2
Industrial
10/1/2007
MN
3,199,490
8.530%
26,023
0
213
FUCM97C2
Office
8/1/2012
CA
2,437,143
8.680%
33,841
0
214
FUCM97C2
Office
10/1/2007
1.560
12/31/2002
NC
2,797,015
7.750%
27,600
0
215
FUCM97C2
Retail
10/1/2007
NC
3,099,824
8.000%
25,169
0
216
FUCM97C2
Retail
4/1/2008
FL
3,033,700
8.375%
25,612
0
217
FUCM97C2
Lodging
7/1/2007
GA
-
9.000%
27,693
3,013,064
4/1/2004
10
218
FUCM97C2
Multifamily
7/1/2007
FL
2,992,312
8.580%
26,751
0
219
FUCM97C2
Multifamily
5/1/2007
TX
3,089,931
8.900%
26,315
0
220
FUCM97C2
Retail
5/1/2004
TX
-
0.000%
-
0
12/1/2003
5
221
FUCM97C2
Multifamily
6/1/2007
FL
-
0.000%
-
0
8/1/2003
5
222
FUCM97C2
Retail
9/1/2012
CO
-
0.000%
-
0
3/1/2004
223
FUCM97C2
Retail
11/1/2012
VA
2,795,713
7.875%
23,670
0
B
224
FUCM97C2
Office
9/1/2007
VA
2,933,970
8.490%
23,814
0
225
FUCM97C2
Multifamily
9/1/2007
TX
2,906,994
7.822%
22,363
0
226
FUCM97C2
Multifamily
8/1/2004
1.600
12/31/1999
CA
-
0.000%
-
0
12/12/2000
5
227
FUCM97C2
Office
5/1/2007
CA
2,860,471
9.375%
25,807
0
228
FUCM97C2
Retail
8/1/2015
CA
2,356,114
7.660%
25,971
0
229
FUCM97C2
Multifamily
7/1/2007
TX
-
0.000%
-
0
4/1/2003
5
230
FUCM97C2
Mobile Home
10/1/2007
1.140
12/31/2002
CA
2,815,425
7.790%
21,575
0
231
FUCM97C2
Multifamily
10/1/2007
FL
2,815,023
7.780%
21,555
0
232
FUCM97C2
Retail
9/1/2007
1.280
12/31/2002
FL
2,829,011
8.220%
22,475
0
233
FUCM97C2
Multifamily
3/1/2004
1.440
12/31/2000
TX
-
0.000%
-
0
6/1/2002
5
234
FUCM97C2
Retail
9/1/2007
FL
2,611,790
7.900%
22,463
0
235
FUCM97C2
Retail
9/1/2010
1.340
12/31/2002
IN
2,628,459
7.875%
22,334
0
237
FUCM97C2
Office
11/1/2017
1.380
12/31/2002
AL
2,396,316
8.125%
24,061
0
238
FUCM97C2
Lodging
11/1/2019
NH
2,486,811
8.250%
23,417
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
239
FUCM97C2
Lodging
9/1/2007
-0.370
12/31/2002
UT
-
0.000%
-
0
10/1/2003
10
240
FUCM97C2
Retail
9/1/2007
VA
2,618,786
8.420%
21,371
0
241
FUCM97C2
Lodging
9/1/2007
TX
2,374,706
8.875%
24,968
0
242
FUCM97C2
Retail
6/1/2018
PA
2,350,459
8.188%
23,403
0
243
FUCM97C2
Multifamily
3/1/2004
1.720
12/31/2000
TX
-
0.000%
-
0
6/1/2002
5
244
FUCM97C2
Retail
7/1/2017
CO
2,365,804
9.140%
25,354
0
245
FUCM97C2
Retail
10/1/2007
ID
2,482,502
7.750%
20,870
0
246
FUCM97C2
Office
5/1/2007
FL
2,486,797
9.504%
24,034
0
B
247
FUCM97C2
Office
10/1/2007
1.450
12/31/2000
GA
-
0.000%
-
0
8/1/2002
10
248
FUCM97C2
Office
10/1/2007
NY
2,427,997
7.800%
20,483
0
249
FUCM97C2
Multifamily
8/1/2007
MO
2,558,078
8.620%
20,991
0
3
250
FUCM97C2
Retail
7/1/2007
0.900
12/31/2002
CT
2,553,951
8.550%
20,856
0
251
FUCM97C2
Multifamily
7/1/2004
1.490
12/31/2001
TX
-
0.000%
-
0
9/1/2002
5
252
FUCM97C2
Retail
7/1/2007
1.590
12/31/2002
CT
2,537,875
8.100%
20,000
0
253
FUCM97C2
Self Storage
10/1/2012
CA
1,926,439
8.500%
26,588
0
254
FUCM97C2
Retail
5/1/2007
CA
2,535,320
9.150%
22,017
0
255
FUCM97C2
Lodging
11/1/2019
MA
2,330,512
8.250%
21,945
0
3
256
FUCM97C2
Retail
11/1/2007
1.680
12/31/2002
FL
2,448,897
7.990%
19,060
0
257
FUCM97C2
Multifamily
10/1/2027
MS
2,460,267
8.390%
19,789
0
9
258
FUCM97C2
Multifamily
9/1/2004
1.800
12/31/2002
MD
-
0.000%
-
0
3/1/2004
259
FUCM97C2
Multifamily
10/1/2027
UT
2,417,626
8.000%
19,041
0
260
FUCM97C2
Retail
6/1/2007
AZ
-
0.000%
-
0
10/1/2003
5
261
FUCM97C2
Retail
11/1/2012
1.280
12/31/2002
NC
2,324,699
7.750%
17,910
0
262
FUCM97C2
Retail
11/1/2007
CA
2,294,093
7.620%
18,075
0
263
FUCM97C2
Retail
8/1/2007
SC
2,242,152
8.550%
20,215
0
264
FUCM97C2
Multifamily
7/1/2022
MN
2,261,929
8.450%
20,047
0
265
FUCM97C2
Retail
5/1/2004
FL
-
8.722%
19,618
2,335,968
4/1/2004
266
FUCM97C2
Other
5/1/2017
FL
2,140,836
7.960%
20,432
0
267
FUCM97C2
Multifamily
9/1/2007
1.810
12/31/2002
CA
2,283,645
7.550%
17,180
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
268
FUCM97C2
Multifamily
6/1/2007
PA
2,287,890
8.750%
19,235
0
269
FUCM97C2
Multifamily
3/1/2004
1.660
12/31/2000
MS
-
0.000%
-
0
7/1/2002
5
270
FUCM97C2
Retail
11/1/2012
1.400
12/31/2000
FL
-
0.000%
-
0
11/1/2002
5
271
FUCM97C2
Multifamily
8/1/2007
CT
2,252,513
7.940%
17,510
0
272
FUCM97C2
Retail
7/1/2007
1.580
12/31/2002
OK
2,255,889
8.100%
17,778
0
273
FUCM97C2
Multifamily
5/1/2004
WA
-
0.000%
-
0
11/1/2003
5
275
FUCM97C2
Retail
5/1/2007
MA
1,960,270
9.375%
21,714
0
276
FUCM97C2
Retail
6/1/2017
1.620
12/31/2002
AZ
2,202,742
8.750%
18,291
0
277
FUCM97C2
Health Care
8/1/2007
0.200
6/30/2002
MN
2,121,178
8.870%
19,305
0
278
FUCM97C2
Multifamily
6/1/2007
CA
2,170,668
8.740%
18,235
0
279
FUCM97C2
Multifamily
11/1/2007
OH
2,151,711
7.510%
16,098
0
280
FUCM97C2
Retail
10/1/2007
KS
2,142,311
8.160%
17,097
0
281
FUCM97C2
Multifamily
10/1/2007
SC
2,039,052
7.610%
16,975
0
282
FUCM97C2
Multifamily
9/1/2007
1.610
12/31/2002
KS
2,139,984
8.040%
16,757
0
283
FUCM97C2
Retail
7/1/2017
CA
1,861,795
7.930%
18,954
0
B
284
FUCM97C2
Retail
6/1/2017
FL
1,834,946
7.375%
18,184
0
285
FUCM97C2
Multifamily
7/1/2007
TX
2,102,910
8.190%
16,883
0
286
FUCM97C2
Retail
11/1/2007
IL
2,108,584
7.630%
15,933
0
B
287
FUCM97C2
Retail
10/1/2004
1.190
12/31/2002
FL
-
0.000%
-
0
1/1/2004
288
FUCM97C2
Multifamily
8/1/2007
GA
2,088,712
7.910%
16,369
0
289
FUCM97C2
Retail
8/1/2007
CO
2,034,580
8.330%
17,861
0
290
FUCM97C2
Office
7/1/2007
1.690
6/30/2002
TN
2,076,925
8.730%
18,017
0
291
FUCM97C2
Multifamily
5/1/2007
MA
2,040,780
8.750%
17,847
0
292
FUCM97C2
Multifamily
7/1/2007
TX
-
0.000%
-
0
3/1/2003
5
293
FUCM97C2
Industrial
10/1/2007
WA
2,076,115
8.188%
16,431
0
294
FUCM97C2
Multifamily
9/1/2007
1.980
12/31/2002
TX
2,071,890
8.125%
16,335
0
295
FUCM97C2
Multifamily
10/1/2007
2.930
12/31/2001
NY
-
0.000%
-
0
10/1/2002
5
296
FUCM97C2
Retail
9/1/2007
2.080
12/31/2002
NC
1,976,468
8.540%
17,572
0
297
FUCM97C2
Multifamily
8/1/2007
1.960
12/31/1999
CA
-
0.000%
-
0
1/12/2001
5
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
298
FUCM97C2
Retail
11/1/2017
MI
1,909,575
7.500%
16,031
0
299
FUCM97C2
Multifamily
8/1/2025
AZ
2,029,015
8.000%
15,849
0
300
FUCM97C2
Multifamily
8/1/2007
GA
2,009,760
8.090%
15,985
0
301
FUCM97C2
Retail
6/1/2007
VA
1,990,325
8.710%
16,680
0
302
FUCM97C2
Multifamily
6/1/2007
FL
1,984,453
8.580%
16,460
0
303
FUCM97C2
Retail
11/1/2017
MI
1,870,373
7.500%
15,702
0
304
FUCM97C2
Health Care
11/1/2007
GA
969,313
8.150%
25,646
0
305
FUCM97C2
Multifamily
9/1/2007
1.110
12/31/2002
TX
1,961,412
7.550%
14,755
0
306
FUCM97C2
Multifamily
9/1/2007
CA
1,961,412
7.550%
14,755
0
307
FUCM97C2
Multifamily
6/1/2027
TX
1,970,700
9.000%
16,897
0
B
308
FUCM97C2
Retail
4/1/2004
0.240
12/31/2002
FL
-
0.000%
-
0
8/1/2003
10
309
FUCM97C2
Multifamily
9/1/2007
FL
1,921,201
7.780%
14,729
0
310
FUCM97C2
Retail
7/1/2017
OH
1,811,950
7.790%
15,527
0
311
FUCM97C2
Retail
9/1/2007
1.390
12/31/2002
FL
1,887,812
8.150%
15,071
0
312
FUCM97C2
Multifamily
8/1/2004
1.840
12/31/1999
CA
-
0.000%
-
0
12/12/2000
5
313
FUCM97C2
Multifamily
6/1/2007
FL
1,856,918
8.625%
16,067
0
314
FUCM97C2
Retail
7/1/2017
OH
1,780,037
7.790%
15,253
0
315
FUCM97C2
Multifamily
6/1/2007
PA
1,875,998
8.700%
15,710
0
B
316
FUCM97C2
Multifamily
11/1/2007
FL
-
0.000%
-
0
10/1/2003
5
317
FUCM97C2
Office
10/1/2007
PA
1,873,982
7.680%
14,232
0
318
FUCM97C2
Retail
10/1/2007
AZ
1,869,616
8.280%
15,068
0
319
FUCM97C2
Retail
7/1/2007
1.410
12/31/2002
CA
1,881,947
9.150%
16,309
0
320
FUCM97C2
Multifamily
6/1/2007
MD
1,888,357
8.500%
15,378
0
321
FUCM97C2
Office
6/1/2004
FL
1,876,644
8.990%
16,078
0
322
FUCM97C2
Retail
4/1/2007
WA
1,820,869
9.125%
16,955
0
323
FUCM97C2
Multifamily
10/1/2022
1.240
12/31/2002
AR
1,775,749
7.960%
15,306
0
324
FUCM97C2
Retail
11/1/2017
MI
1,745,792
7.500%
14,656
0
325
FUCM97C2
Retail
9/1/2017
OH
1,739,166
7.790%
14,842
0
326
FUCM97C2
Office
8/1/2012
NC
1,655,733
8.813%
17,399
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
327
FUCM97C2
Retail
11/1/2012
FL
-
0.000%
-
0
3/27/2003
5
328
FUCM97C2
Retail
3/1/2017
PA
1,580,662
7.765%
16,183
0
329
FUCM97C2
Multifamily
7/1/2017
1.880
12/31/2002
CA
-
0.000%
-
0
2/1/2004
330
FUCM97C2
Retail
3/1/2016
OH
1,542,220
8.170%
16,907
0
331
FUCM97C2
Lodging
7/1/2007
IN
1,709,613
8.900%
15,815
0
332
FUCM97C2
Mobile Home
9/1/2015
AZ
1,514,876
8.250%
16,913
0
333
FUCM97C2
Multifamily
8/1/2027
KS
1,752,873
8.625%
14,389
0
334
FUCM97C2
Retail
11/1/2017
MI
1,627,011
7.500%
13,659
0
335
FUCM97C2
Multifamily
8/1/2007
GA
1,704,624
8.180%
13,658
0
336
FUCM97C2
Retail
11/1/2016
1.060
12/31/2002
GA
1,477,660
8.375%
15,863
0
337
FUCM97C2
Multifamily
10/1/2006
KS
1,670,839
7.710%
12,846
0
3
338
FUCM97C2
Multifamily
8/1/2004
TX
-
7.840%
13,008
1,669,455
4/1/2004
339
FUCM97C2
Health Care
1/1/2007
WA
1,610,134
9.250%
15,415
0
340
FUCM97C2
Retail
11/1/2017
MI
1,551,740
7.500%
13,027
0
341
FUCM97C2
Retail
5/1/2007
TX
1,627,399
9.313%
14,311
0
342
FUCM97C2
Retail
9/1/2016
OH
1,383,885
7.930%
14,627
0
343
FUCM97C2
Retail
12/1/2016
1.030
12/31/2002
GA
1,440,014
8.500%
15,080
0
344
FUCM97C2
Multifamily
8/1/2004
MO
-
7.990%
12,462
1,579,757
4/1/2004
345
FUCM97C2
Multifamily
7/1/2004
TX
1,517,622
8.370%
13,540
0
346
FUCM97C2
Retail
7/1/2016
OH
1,349,300
8.070%
14,480
0
347
FUCM97C2
Retail
11/1/2016
VA
1,378,900
8.813%
15,142
0
348
FUCM97C2
Retail
7/1/2016
OH
1,345,010
8.070%
14,434
0
349
FUCM97C2
Retail
2/1/2016
OH
1,309,911
8.070%
14,349
0
350
FUCM97C2
Multifamily
8/1/2004
TX
1,540,438
7.995%
12,028
0
351
FUCM97C2
Multifamily
6/1/2007
AL
1,522,871
8.880%
12,935
0
352
FUCM97C2
Retail
2/1/2017
1.300
12/31/2002
FL
1,339,674
7.590%
13,296
0
353
FUCM97C2
Mixed Use
11/1/2012
NJ
1,529,188
7.470%
11,712
0
354
FUCM97C2
Retail
10/1/2007
VA
1,506,641
8.030%
11,774
0
355
FUCM97C2
Retail
9/1/2007
IL
1,489,949
8.060%
11,807
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
356
FUCM97C2
Multifamily
6/1/2017
1.630
12/31/2002
TX
1,329,473
8.980%
14,375
0
357
FUCM97C2
Office
10/1/2007
TX
1,491,141
8.430%
12,032
0
358
FUCM97C2
Retail
7/1/2007
FL
1,461,517
8.500%
12,360
0
359
FUCM97C2
Retail
9/1/2016
VA
1,291,756
9.125%
14,519
0
360
FUCM97C2
Retail
10/1/2007
1.870
12/31/2002
AZ
1,395,422
8.250%
12,142
0
361
FUCM97C2
Retail
12/1/2016
GA
1,285,697
8.500%
13,414
0
362
FUCM97C2
Retail
5/1/2017
MD
1,255,105
8.250%
13,095
0
363
FUCM97C2
Multifamily
7/1/2007
1.400
12/31/2002
GA
1,436,598
8.490%
11,677
0
364
FUCM97C2
Retail
10/1/2016
GA
1,247,987
7.500%
12,431
0
365
FUCM97C2
Retail
8/1/2016
NJ
1,275,004
8.875%
13,771
0
366
FUCM97C2
Lodging
9/1/2007
FL
1,369,510
8.625%
12,246
0
367
FUCM97C2
Retail
10/1/2004
AZ
1,359,402
8.260%
11,837
0
368
FUCM97C2
Retail
8/1/2007
TX
1,413,828
8.240%
11,258
0
369
FUCM97C2
Retail
7/1/2007
AZ
1,377,731
9.375%
12,975
0
370
FUCM97C2
Multifamily
6/1/2007
2.540
12/31/2002
AZ
1,337,509
8.420%
11,998
0
371
FUCM97C2
Retail
7/1/2007
NY
1,078,809
9.070%
15,277
0
372
FUCM97C2
Retail
1/1/2017
FL
1,230,024
7.625%
12,224
0
373
FUCM97C2
Multifamily
10/1/2022
1.380
12/31/2002
WI
1,412,932
9.550%
12,431
0
374
FUCM97C2
Multifamily
8/1/2007
TX
1,375,416
8.710%
11,366
0
375
FUCM97C2
Multifamily
8/1/2007
IN
1,368,075
8.313%
10,957
0
376
FUCM97C2
Multifamily
5/1/2007
NJ
1,362,014
9.180%
11,855
0
377
FUCM97C2
Retail
9/1/2016
OH
1,151,123
7.930%
12,167
0
378
FUCM97C2
Retail
10/1/2007
GA
1,341,293
8.000%
10,456
0
379
FUCM97C2
Multifamily
11/1/2007
TX
1,263,111
7.900%
10,713
0
380
FUCM97C2
Retail
10/1/2007
FL
1,269,820
8.310%
11,094
0
381
FUCM97C2
Industrial
9/1/2007
VA
1,317,834
8.090%
10,361
0
382
FUCM97C2
Retail
8/1/2016
VA
1,144,568
9.125%
12,911
0
383
FUCM97C2
Multifamily
6/1/2007
1.320
12/31/2002
NY
1,236,661
9.250%
11,732
0
384
FUCM97C2
Retail
9/1/2017
MI
1,124,447
7.920%
11,361
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
385
FUCM97C2
Retail
3/1/2017
VA
1,131,609
9.000%
12,373
0
386
FUCM97C2
Retail
8/1/2017
OH
1,109,351
7.750%
11,142
0
387
FUCM97C2
Retail
2/1/2017
VA
1,111,152
8.791%
12,059
0
388
FUCM97C2
Retail
2/1/2017
VA
1,109,485
9.000%
12,173
0
389
FUCM97C2
Industrial
8/1/2007
TX
1,191,028
7.983%
10,212
0
390
FUCM97C2
Multifamily
10/1/2007
1.110
12/31/2002
NE
1,224,823
8.070%
9,602
0
391
FUCM97C2
Multifamily
10/1/2007
1.970
12/31/2000
AZ
-
0.000%
-
0
8/1/2001
5
392
FUCM97C2
Multifamily
9/1/2022
GA
1,169,720
7.950%
9,991
0
393
FUCM97C2
Retail
5/1/2007
1.840
12/31/2002
TX
1,167,324
9.010%
10,918
0
394
FUCM97C2
Retail
8/1/2016
PA
1,027,268
8.340%
11,134
0
395
FUCM97C2
Self Storage
8/1/2007
2.020
12/31/2001
CO
-
0.000%
-
0
10/1/2002
5
396
FUCM97C2
Retail
10/1/2007
OH
1,126,152
8.640%
10,061
0
397
FUCM97C2
Retail
8/1/2016
PA
986,390
8.340%
10,691
0
398
FUCM97C2
Retail
8/1/2016
1.060
12/31/2002
GA
987,026
8.375%
10,717
0
400
FUCM97C2
Retail
5/1/2007
0.810
12/31/2002
TX
1,077,529
9.010%
10,079
0
401
FUCM97C2
Health Care
7/1/2007
1.550
12/31/2000
FL
-
0.000%
-
0
3/1/2002
5
402
FUCM97C2
Retail
2/1/2016
1.050
12/31/2002
WV
898,706
8.500%
10,408
0
403
FUCM97C2
Retail
1/1/2018
MA
977,439
8.750%
10,114
0
404
FUCM97C2
Retail
8/1/2016
PA
922,775
8.340%
10,002
0
405
FUCM97C2
Retail
8/1/2016
1.060
12/31/2002
GA
917,535
8.375%
9,963
0
406
FUCM97C2
Multifamily
7/1/2007
1.400
12/31/2002
GA
1,039,644
8.490%
8,450
0
407
FUCM97C2
Retail
11/1/2007
GA
868,247
8.010%
8,664
0
408
FUCM97C2
Retail
10/1/2007
KS
961,474
8.160%
7,673
0
409
FUCM97C2
Retail
10/1/2015
1.050
12/31/2002
WV
813,188
8.500%
9,254
0
410
FUCM97C2
Retail
8/1/2004
AZ
942,304
8.310%
7,630
0
411
FUCM97C2
Multifamily
6/1/2007
TX
950,562
9.000%
8,046
0
412
FUCM97C2
Retail
8/1/2017
GA
844,192
8.125%
7,885
0
413
FUCM97C2
Office
5/1/2007
2.670
12/31/2002
CA
872,588
9.190%
7,946
0
414
FUCM97C2
Multifamily
10/1/2027
TX
880,135
8.400%
7,085
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
415
FUCM97C2
Retail
10/1/2016
VA
759,352
9.000%
8,450
0
416
FUCM97C2
Retail
3/1/2017
GA
813,329
8.125%
7,243
0
417
FUCM97C2
Retail
3/1/2017
SC
760,912
8.830%
8,246
0
418
FUCM97C2
Lodging
10/1/2007
0.440
12/31/2000
TX
-
0.000%
-
0
11/1/2002
5
419
FUCM97C2
Health Care
9/1/2007
NC
759,566
8.625%
7,882
0
420
FUCM97C2
Retail
11/1/2012
FL
-
0.000%
-
0
3/27/2003
421
FUCM97C2
Retail
10/1/2007
FL
770,962
8.310%
6,736
0
422
FUCM97C2
Multifamily
6/1/2007
2.510
12/31/2002
NY
713,206
9.000%
6,115
0
423
FUCM97C2
Lodging
10/1/2007
0.310
12/31/2001
TX
-
0.000%
-
0
1/1/2003
5
424
FUCM97C2
Multifamily
5/1/2007
1.660
12/31/2002
NY
674,587
9.125%
6,358
0
425
FUCM97C2
Lodging
10/1/2007
0.450
12/31/2001
TX
-
0.000%
-
0
12/1/2002
5
426
FUCM97C2
Multifamily
9/1/2027
0.660
12/31/2002
GA
660,927
8.500%
5,429
0
427
FUCM97C2
Retail
11/1/2012
FL
-
0.000%
-
0
3/27/2003
5
428
FUCM97C2
Multifamily
10/1/2007
NE
640,342
7.620%
4,839
0
429
FUCM97C2
Multifamily
6/1/2007
2.000
12/31/2002
NY
543,484
9.500%
5,242
0
430
FUCM97C2
Multifamily
11/1/2007
MI
-
0.000%
-
0
4/1/2003
5
Total:
1,625,372,210
13,913,704
8,598,244
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
148
4,089,092.91
8.250%
11/1/2019
Lodging
5
238
2486810.66
8.250%
11/1/2019
Lodging
5
337
1,670,838.75
7.710%
10/1/2006
Multifamily
9
249
2,558,077.63
8.620%
8/1/2007
Multifamily
5
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.
Appendix A
Loan crossed with CRIIMI Nos. 870238 and 870255. After meeting with Borrower and reviewing the proposal for a DPO, which was inadequate, foreclosure is being pursued.
Loan is crossed with CRIIMI Nos. 870148 and 870255. After meeting with Borrower and reviewing the proposal for a DPO, which was inadequate, foreclosure is being pursued.
Loan transferred to Special Servicing on 9/19/02 as the result of monetary default.
Borrower did not respond to early attempts to contact. CMSLP inspected the property and met with the Borrower. The Borrower initially brought the loan current andCMSLP was prepared to transfer back as corrected loan. However, according to Wachovia, there were a couple of payments that were incorrectly applied to this loan. These were reversed and now the loan is delinquent. Borrower said he should becurrent but failed to produce evidence to support this claim. CMSLP has demanded past due payments and has initiated foreclosure. Borrower has been unresponsive. CMSLP is also attempting to have Receiver granted. CMSLP has received some notesale offers but likely will follow through with FCL.
The loan transferred to special servicing on 12/11/03 for monetary default. The apartments are a tax credit property consisting of Section 8 housing. There have been four fires at the property in the last year with significant damage. AIMCO hasstepped in as property manager and Borrower representative as the original Operating General
Partner was removed via court order for negligence. The property is listed for sale with
Marcus & Millichap and the Borrower requested a forbearance periodto try and sell the property which CMSLP rejected. CMSLP engaged counsel and is ordered all third party reports. Updated financials requested.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
108
5,436,108.09
8.000%
3/1/2004
Multifamily
9
12
21,939,099.55
8.631%
9/1/2022
Health Care
9
32
13,780,316.47
8.050%
9/1/2022
Multifamily
9
255
2,330,511.89
8.250%
11/1/2019
Lodging
5
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.
Appendix A
Loan is crossed with CRIIMI Nos. 870148 and 870238. After meeting with Borrower and reviewing the proposal for a DPO, which was inadequate, foreclosure is being pursued.
Asset transferred to SS 2/12/04 for imminent default. LPI was 1/1/04. Loan matured on
3/1/04. Property is under contract for $6,240,000.00. Property is currently owned by
Insignia and Blackstone, managed and listed for sale by Pinnacle. Theproperty has experienced high vacancy since 2001. The property competes poorly against newer inventory which offer more amenities and rent concessions. TTM DSCR was .52 at
9/30/03. Occupancy at 1/04 was 66%. Borrower has been covering cashflowshortfalls in
2002 and 2003 and now refuses to make the 2/1/04 payment. Broker found a buyer for the property. CMSLP has ordered an appraisal. Sale is scheduled to close by 6/30/04.
This asset transferred to SS 5/8/03 for imminent default. The borrower's financial problems are related to excessive spending and reduced occupancy. The loan is current.
Borrower requested a rate reduction to 5% for 24 months. They also wantreduce ins liability max limit to $250,000. This relief will free up capital for renovations and marketing and emerge in 24 months as a profitable organization. CMSLP hired ZA
Consulting to assist in the analysis and hired HealthTrust to performthe appraisals. Site visits were done on October 28th and 29th. Both reports were delivered in draft form at the end of December 03 and were reviewed in January. A BP will be prepared for committee discussion. No note sale buyers interested. YEfinancials are in house.
This asset transferred to SS 5/8/03 for imminent default. The borrower's financial problems are related to excessive spending and overpricing resulting in reduced occupancy. The loan is current. Borrower requested a rate reduction to 5% for 24months, interest only. They also want reduce ins liability max limit to $250,000. This relief will free up capital for renovations and marketing and emerge in 24 months as a profitable organization. CMSLP hired ZA Consulting to assist in theanalysis and hired HealthTrust to perform the appraisals. Both reports were delivered in draft form at the end of
December 03 and were reviewed in January. A BP is being prepared for committee discussion. No note sale buyers interested.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
171
3,856,925.14
9.220%
6/1/2007
Retail
9
56
6,447,502.60
8.380%
11/1/2012
Industrial
9
50
9,360,782.72
10.125%
7/1/2019
Retail
9
47
9,661,018.25
10.125%
7/1/2019
Retail
9
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.
Appendix A
Transferred to special servicing on 02/17/04 due to monetary default. Loan is due for
02/01/04 payment. 100% tenant (Garden Ridge) is bankrupt but still occupies center.
01/2004 payment made in March. Borrower believes Garden Ridge will
reaffirm.Appraisal ordered 03/26/04. Issuing demand. If not brought current will initiate foreclosure.
The loan transferred to special servicing on March 21, 2003 due to a payment default.
The loan has been current since 8/1/03. The Borrower was in monetary default due to lease delinquencies and requested capitalization of one month payment.Borrower advised that new lease executed and center now 100% occupied. Insurance now in compliance.
50% of tenants continue to pay late but borrower able to carry loan. Borrower has paid
$11,000 in late fees & has agreed to pay 94K in defaultinterest and defer balance of default unless borrower re-defaults. Credit Committe approved deal 2/10/04. Once paid, will return to master servicer as corrected loan 3/04.
Transferred to Special Servicing 4/18/00 due to payment default. Pursuing repurchase by depositor Lehman due to pre-existing environmental conditions. CMSLP does not want to foreclose due to environmental status. No receiver due to potentialenvironmental liability. Breach litigation hearing on 11/22/02 went favorably for CMSLP and the Judge issued a written opinion with all counts in CMSLP's favor. Lehman appealed the ruling and oral arguments of the appeal on 12/4/03 went veryfavorably for CMSLP. The Judges will now issue a written ruling within the next few months. Lehman agreed to repurchase the Note and a Settlement Agreement was fully executed on 3/25/04. Closing will occur by 4/15/04. Inspection 7/24/03 foundproperty in fair condition.
Transferred to special servicing on 02/17/04 due to monetary default. Loan is due for
02/01/04 payment. 100% tenant (Garden Ridge) is bankrupt but still occupies center.
01/2004 payment made in March. Borrower believes Garden Ridge will
reaffirm.Appraisal ordered 03/26/04. Issuing demand. If not brought current will initiate foreclosure.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
101
5,631,664.73
9.250%
5/1/2007
Health Care
5
34
12,577,675.44
8.100%
9/1/2007
Retail
6
257
2,460,266.55
8.390%
10/1/2027
Multifamily
6
23
16,396,657.42
8.690%
9/1/2004
Lodging
9
204
2,963,556.82
8.625%
10/1/2017
Lodging
9
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.
Appendix A
Asset transferred to SS 4/29/03 for monetary default. The loan is due for 3/1/03 installment. Foreclosure sales were conducted 3/30/04, 3/31/04, and 4/1/04 with a 6 month Right of Redemption period. Cumberland bid was $2.4M, Fremont was $1.8M
andPortage was $1.8M. Grace Management will be appointed as Receiver.
Transferred to Special Servicing on 7/25/01. Occupancy dropped to 37% as the center's three major tenants vacated. Property became REO on 12/2/03; Colliers Arnold installed as manager. Property inspected 11/7/03, and it is in good conditionexcept for the one vacant box. . Local space remains 100% leased.
Property became REO on 12/03/02. Property suffers from major deferred maintenance.
Managed by The Vinings Group. Listed with local agent, Ridgeway & Associates.
Trifish elected not to proceed with sale at $1.9MM. Buyer who signed LOI at$2,286,000 elected not to proceed w/ sale. REO Manager inspected property on 09/21/03. Desert
Group showed no interest in proceeding with the $1.8MM offer. Executed LOI with
Vintage Group, LLC, for $1.5MM with closing in February; working on theREO sale case
Loan transferred to Special Servicing due to past due franchise fees and default of the
FF&E lease. Sheraton is requiring a $8MM-$10MM PIP. Borrower filed Chapter 11
Bankruptcy 2/28/02. The borrower did not file a plan, the Court converted thecase to a chapter 7 and appointed a trustee. A receiver was appointed by the state court and is now operating the property. CMSLP retained Molinaro Koger to market the loan; offers have ranged from $8.0 to $12.8MM, all subject to futher duediligence. Offers have failed to produce contracts. As time has passed on the offered have dropped into the $5.0 to
$10million range. The Trust was the sucessful bidder at the foreclosure sale on November
4, 2003. Prism Hotel Management is managingthe property. Brokers are being interviewed in anticipation of listing the property for sale.
Transferrred to special servicing on 3/5/04 due to imminent default.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
First Union National Bank, Master Servicer
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 67-7852-70-9
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Modified Loan Detail
Disclosure
Modification
Modification
Control #
Date
Description
217
11/25/2002
249
11/25/2002
Appendix B
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.
Loan transferred to special servicer on 1/23/2002 due to bankruptcy. Borrower continued to make interest only and escrow payments for one year. The loan was modified on 11/25/2002 per the direction of the bankrutcy court. The maturity date was extended and the borrower began making full P&I payment in December 2002.
Loan transferred to special servicer on 1/23/2002 due to bankruptcy. Borrower continued to make interest only and escrow payments for one year. The loan was modified on 11/25/2002 per the direction of the bankrutcy court. The maturity date was extended and the borrower began making full P&I payment in December 2002.CW35

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Realized Loss Detail
Beginning
Gross Proceeds
Aggregate
Net
Net Proceeds
Dist.
Disclosure
Appraisal
Appraisal
Scheduled
Gross
as a % of
Liquidation
Liquidation
as a % of
Realized
Date
Control #
Date
Value
Balance
Proceeds
Sched Principal
Expenses *
Proceeds
Sched. Balance
Loss
11/19/2001
211
N/A
N/A
3,204,655.11
2,359,078.23
73.614%
311,139.22
2,047,939.01
63.905%
1,156,716.10
8/19/2002
247
N/A
N/A
2,605,611.78
1,783,187.99
68.436%
270,085.06
1,513,102.93
58.071%
1,092,508.85
11/18/2002
42
N/A
N/A
10,523,152.09
6,000,000.00
57.017%
513,271.72
5,486,728.28
52.140%
5,036,423.81
8/18/2003
198
N/A
N/A
3,411,452.08
1,906,497.03
55.885%
543,820.74
1,362,676.29
39.944%
2,048,775.79
8/18/2003
308
N/A
N/A
1,984,073.76
1,989,994.64
100.298%
557,628.50
1,432,366.14
72.193%
551,707.62
10/20/2003
39
N/A
N/A
11,149,063.65
6,000,000.00
53.816%
834,394.53
5,165,605.47
46.332%
5,983,458.18
10/20/2003
239
N/A
N/A
2,585,743.42
1,397,559.62
54.049%
1,289,780.35
107,779.27
4.168%
2,477,964.15
4/19/2004
217
N/A
N/A
3,017,372.45
2,051,497.01
67.990%
294,882.85
1,756,614.16
58.217%
1,263,758.29
Current Total
0.00
2,051,497.01
294,882.85
1,756,614.16
1,263,758.29
Cumulative
0.00
23,487,814.52
4,615,002.97
18,872,811.55
19,611,312.79
Appendix C
* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
04/19/04
Wachovia Bank, National Association
Payment Date:
04/19/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
03/18/04
Series 1997-C2
Record Date:
03/31/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Interest Adjustment Summary
Shortfalls Allocated to the Bonds:
Excess Allocated to the Bonds:
Net Prepayment Interest Shortfalls Allocated to the Bonds
0.00 Recovered Realized Losses
1,994.69
Special Servicing Fees
25,297.31 Prepayment Interest Excess Due the Bonds
0.00
Principal Recovery Fee
689.00 Yield Maintenance Penalties Due to the Bonds
0.00
Liquidation Fees
0.00 Recovered Trust Fund Expenses Due to the Bonds
-430.00
Legal Fees
0.00 Prepayment Penalties Due to the Bonds
0.00
Misc. Fees & Expenses Paid by/to Servicer
4,186.09 Recovered ASER Interest Due to the Bonds
0.00
Interest Paid to Servicer on Outstanding Advances
-22,710.00 Recovered Interest Due to the Bonds
0.00
ASER Interest Advance Reduction
183,459.52 Total Excess Allocated to the Bonds
1,564.69
Interest Not Advanced (Current Period)
0.00
Recoup of Prior Advances by Servicer
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
0.00
Misc. Fees & Expenses Paid by Trust
0.00
Shortfall Due to Rate Modification
0.00
Total Shortfall Allocated to the Bonds
190,921.92
Total Excess Allocated to the Bonds
1,564.69
Less Total Shortfall Allocated to the Bonds
190,921.92
Total Interest Adjustment to the Bonds
(189,357.23)
Appendix D
04/23/04 - 12:10 (A892-A909) (c) 2004 LaSalle Bank N.A.